United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2011

Black Diamond, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 8, 2011, the Registrant issued an earnings press release announcing financial results for the quarter ended June 30, 2011. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The earnings press release contains the non-GAAP measures, combined and pro forma sales and gross profit, net income before non-cash items and adjusted net income before non-cash items and related earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA.  The Registrant also believes that presentation of certain non-GAAP measures, i.e., combined and pro forma sales and gross profit, net income before non-cash items and adjusted net income before non-cash items and related earnings per share, EBITDA and adjusted EBITDA, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user’s overall understanding of the Registrant’s current financial performance relative to past performance and provides, to the nearest GAAP measures, a better baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures in the financial tables within the press release. The Registrant cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Registrant’s reported GAAP results. Additionally, the Registrant notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures by other publicly traded companies.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Indemnification of Directors, Officers and Employees

Article 8 of the Registrant’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and Article VIII, Section 9 of the Registrant’s Amended and Restated By-Laws, as amended (the “By-Laws”) provide for indemnification of the directors, officers and employees of the Registrant and its subsidiaries to the fullest extent permitted by the Delaware General Corporation Law. The foregoing summary description of the Registrant’s Certificate of Incorporation and By-laws are not intended to be complete and are qualified in their entirety by the complete text of the Registrant’s Certificate of Incorporation and By-laws. In addition, the Registrant's directors and officers are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such including liabilities under the Securities Act under liability insurance policies carried by the Registrant.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated August 8, 2011, with respect to the Registrant's financial results for the quarter ended June 30, 2011 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 8, 2011

Black Diamond, Inc. By: /s/ Robert Peay Name: Robert Peay, Title: Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 8, 2011, with respect to the Registrant's financial results for the quarter ended June 30, 2011 (furnished only).